UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Amendment:	February 12, 2013
(Date of earliest event reported):	February 11, 2013

FULTON FINANCIAL CORPORATION
(Exact name of Registrant as specified in its Charter)

Pennsylvania	0-10587	23-2195389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

P.O. Box 4887, One Penn Square Lancaster, Pennsylvania	17604
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:                              717-291-2411
Former name or former address, if changed since last Report:               N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01 - Regulation FD Disclosure.

On February 11, 2013, Fulton Financial Corporation ("Fulton") posted a new corporate presentation (the “Corporate Presentation”) on its Investor Relations website at www.fult.com. Fulton also filed a Current Report on Form 8-K dated February 11, 2013 including the Corporate Presentation as Exhibit 99.1.

Fulton is filing an amendment to the February 11, 2013 Form 8-K to correct missing headings and incorrect totals of troubled debt restructurings on Slide 61 of the Corporate Presentation. No other changes have been made and an updated version of the Corporate Presentation, attached hereto as Exhibit 99.1, supersedes in its entirety the Exhibit 99.1 filed with the February 11, 2013 Form 8-K. The updated version of the Corporate Presentation has now been posted on Fulton’s website.

This new Corporate Presentation, attached as Exhibit 99.1 and incorporated by reference, updates previously filed Corporate Presentations and provides an overview of Fulton's strategy and performance. It is being furnished to the SEC and shall not be deemed to be "filed" for any purpose.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Description
99.1	Fulton Corporate Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2013	Fulton Financial Corporation By: /s/ Craig A. Roda Craig A. Roda Senior Executive Vice President